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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 2005

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


                     TEXAS                           0-20750                       74-2175590
        (State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
                 incorporation)                                                       No.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 24, 2005, the Human Resources Program Committee of the Board of Directors of Sterling Bancshares, Inc. (the "Company") approved the grant of shares of the Company's common stock, effective June 30, 2005, pursuant to the Company's 2003 Stock Incentive and Compensation Plan and further approved the payment of cash bonuses to the following executive officers of the Company in the amounts indicated below. The cash portion of the bonuses were awarded to cover the estimated individual tax liability associated with the stock bonuses issued, utilizing the closing price of the Company's common stock on the Nasdaq National Market on the date immediately preceding the date of the award.

                        NAME                                       SHARES             CASH
----------------------------------------------------------   ------------------  --------------
Stephen C. Raffaele,                                                3,000           $26,499
Executive Vice President and
Chief Financial Officer

James W. Goolsby, Jr.,                                              3,000           $26,499
Executive Vice President and
General Counsel

Wanda S. Dalton,                                                    3,000           $26,499
Executive Vice President and
Chief Human Resources Officer

Graham B. Painter,                                                  1,500           $13,249
Executive Vice President and
Director of Corporate Communications



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2005                    STERLING BANCSHARES, INC.


                                         By: /s/ Stephen C. Raffaele
                                             -----------------------------------
                                                 Stephen C. Raffaele
                                                 Executive Vice President and
                                                 Chief Financial Officer